                                                                                        EXHIBIT 25.2

                                                       FORM T-1

                                          SECURITIES AND EXCHANGE COMMISSION
                                                Washington, D.C. 20549

                                               STATEMENT OF ELIGIBILITY
                                      UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                                       CORPORATION DESIGNATED TO ACT AS TRUSTEE

                                         CHECK IF AN APPLICATION TO DETERMINE
                                         ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                           SECTION 305(b)(2)           |__|

                                                 THE BANK OF NEW YORK
                                  (Exact name of trustee as specified in its charter)

New York                                                                         13-5160382
(State of incorporation                                                          (I.R.S. employer
if not a U.S. national bank)                                                     identification no.)

One Wall Street, New York, N.Y.                                                  10286
(Address of principal executive offices)                                         (Zip code)

                                          Southern California Edison Company
                                  (Exact name of obligor as specified in its charter)

California                                                                       95-1240335
(State or other jurisdiction of                                                  (I.R.S. employer
incorporation or organization)                                                   identification no.)

2244 Walnut Grove Avenue
Rosemead, California                                                             91770
(Address of principal executive offices)                                         (Zip code)
                                                     -------------

                                          First and Refunding Mortgage Bonds
                                          (Title of the indenture securities)

1.             General information.  Furnish the following information as to the Trustee:

        (a)    Name and address of each examining or supervising authority to which it is subject.

--------------------------------------------------------------------------------
                  Name                                        Address
--------------------------------------------------------------------------------

        Superintendent of Banks of the State of                           2 Rector Street, New York,
        New York                                                          N.Y.  10006, and Albany, N.Y. 12203

        Federal Reserve Bank of New York                                  33 Liberty Plaza, New York,
                                                                          N.Y.  10045

        Federal Deposit Insurance Corporation                             Washington, D.C.  20429

        New York Clearing House Association                               New York, New York   10005

        (b)    Whether it is authorized to exercise corporate trust powers.

        Yes.

2.      Affiliations with Obligor.

        If the obligor is an affiliate of the trustee, describe each such affiliation.

        None.

16.     List of Exhibits.

        Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R.
        229.10(d).

        1.     A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers.  (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement
               No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit
               1 to Form T-1 filed with Registration Statement No. 33-29637.)

        4.     A copy of the existing By-laws of the Trustee.  (Exhibit 4 to Form T-1 filed with Registration
               Statement No. 33-31019.)

        6.     The consent of the Trustee required by Section 321(b) of the Act.  (Exhibit 6 to Form T-1 filed with
               Registration Statement No. 33-44051.)

        7.     A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                                       SIGNATURE

        Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 7th
day of October, 2003.

                                                           THE BANK OF NEW YORK

                                                           By:       /s/ ROBERT A. MASSIMILLO
                                                               --------------------------------------------
                                                               Name:   ROBERT A. MASSIMILLO
                                                               Title:     VICE PRESIDENT

                                                                                EXHIBIT 7

                                          Consolidated Report of Condition of

                                                 THE BANK OF NEW YORK

                                       of One Wall Street, New York, N.Y. 10286
                                        And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business June 30, 2003, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                              Dollar Amounts
ASSETS                                                                                          In Thousands
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin..                                           $4,257,371
   Interest-bearing balances...........................                                            6,048,782
Securities:
   Held-to-maturity securities.........................                                              373,479
   Available-for-sale securities.......................                                           18,918,169
Federal funds sold in domestic offices.................                                            6,689,000
Securities purchased under agreements to
   resell.............................................                                                                         5,293,789
Loans and lease financing receivables:
   Loans and leases held for sale................                                                              616,186
   Loans and leases, net of unearned
     income...............38,342,282
   LESS: Allowance for loan and
     lease losses............819,982
   Loans and leases, net of unearned
     income and allowance..............................                                           37,522,300
Trading Assets.........................................                                            5,741,193
Premises and fixed assets (including capitalized
   leases).............................................                                              958,273
Other real estate owned................................                                                  441
Investments in unconsolidated subsidiaries and
   associated companies................................                                              257,626
Customers' liability to this bank on acceptances
   outstanding.........................................                                              159,995
Intangible assets......................................
   Goodwill............................................                                            2,554,921
   Other intangible assets.............................                                              805,938
Other assets...........................................                                            6,285,971
                                                                                                 -----------
Total assets...........................................                                          $96,483,434
                                                                                                 ===========

LIABILITIES
Deposits:
   In domestic offices.................................                                          $37,264,787
   Noninterest-bearing.......................15,357,289
   Interest-bearing..........................21,907,498
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs............................                                           28,018,241
   Noninterest-bearing........................1,026,601
   Interest-bearing..........................26,991,640
Federal funds purchased in domestic
=======================================================
  offices...........................................                                                 739,736
Securities sold under agreements to repurchase.........                                              465,594
Trading liabilities....................................                                            2,456,565
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases).......                                                                8,994,708
Bank's liability on acceptances executed and
   outstanding.........................................                                              163,277
Subordinated notes and debentures......................                                            2,400,000
Other liabilities......................................                                            7,446,726
Total liabilities......................................                                          $87,949,634
Minority interest in consolidated
   subsidiaries......................................                                                519,472

=======================================================
EQUITY CAPITAL
Perpetual preferred stock and related
   surplus...........................................                                                      0
Common stock...........................................                                            1,135,284
Surplus................................................                                            2,056,273
Retained earnings......................................                                            4,694,161
Accumulated other comprehensive income.........                                                      128,610
Other equity capital components.....................                                                       0
--------------------------------------------------------------- ---------------------------------------------
Total equity capital...................................                                            8,014,328
                                                                                                 -----------
Total liabilities minority interest and equity capital.                                          $96,483,434
                                                                                                 ===========

         I, Thomas J. Mastro,  Senior Vice  President and  Comptroller of the  above-named  bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                                                             Thomas J. Mastro,
                                                                         Senior Vice President and Comptroller

         We, the undersigned  directors,  attest to the correctness of this statement of resources and liabilities.  We declare that it has been examined by us, and to the best of our  knowledge and belief has been prepared in  conformance with the instructions and is true and correct.

Thomas A. Renyi         )
Gerald L. Hassell       )
Alan R. Griffith        )                                         Directors